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                                                                EXHIBIT 10.3(c)



                                NINTH AMENDMENT
                                       TO
                 AMENDED, MODIFIED AND RESTATED LOAN AGREEMENT


  THIS NINTH AMENDMENT TO AMENDED, MODIFIED AND RESTATED LOAN AGREEMENT
(the "Ninth Amendment") dated as of November 23, 1994 is to that certain Amended, Modified and Restated Loan Agreement dated as of March 15, 1991, as amended by First, Second, Third, Fourth, Fifth, Sixth, Seventh and Eighth Amendments to Loan Agreement dated as of November 12, 1991, December 12, 1991, March 12, 1992, December 23, 1992, March 1, 1993, April 22, 1993, July 9, 1993,
and November 23, 1994 respectively, together with such waivers and consents as have been, and may from time to time be, given in connection therewith (hereinafter, such amendments may be referred to as the "First Amendment", "Second Amendment", "Third Amendment", "Fourth Amendment", "Fifth Amendment", "Sixth Amendment", "Seventh Amendment" and "Eighth Amendment", respectively, and such Loan Agreement, as amended, may be referred to as the "Loan Agreement"--all defined terms in the Loan Agreement are incorporated herein by reference), by and among

  CHAMBERS DEVELOPMENT COMPANY, INC., a Delaware corporation (the
"Borrower"), THE BANKS AND LENDING INSTITUTIONS on the signature pages hereto (the "Banks") and NATIONSBANK OF NORTH CAROLINA, N.A. (formerly NCNB National Bank of North Carolina), a national banking association, as agent for the Banks (the "Agent").

                              W I T N E S S E T H
                              - - - - - - - - - -

  WHEREAS, the Borrower has been named in various legal proceedings relating to the accounting adjustments announced March 17, 1992;

  WHEREAS, the Borrower has reached a settlement agreement as to various of these proceedings which agreements are set out in those Memoranda of Understanding approved and executed by the Borrower as of November 18, 1994, copies of which have been provided to each of the Banks;

  WHEREAS, acceptance of the terms of such agreements has caused an immediate charge against the Borrower's earnings to such an extent that it will no longer be in compliance with, among other provisions, the Working Capital and Tangible Net Worth covenants; and

  WHEREAS, the Borrower has requested, and the Majority Banks for and on behalf of the Banks have agreed to, the modifications to the Loan Agreement on the terms and conditions set forth herein;

  NOW, THEREFORE, IN CONSIDERATION of these premises and other good and valuable consideration the receipt and sufficiency of
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which is hereby acknowledged, the parties hereto agree as follows:

  A.  The Loan Agreement is amended and modified in the following respects:

  1.  The following definition is added to Section 1.01 to read as follows:

   "Memoranda of Understanding" means that Memorandum or those Memoranda of Understanding approved and executed by the Borrower as of November 18, 1994 regarding settlement of various legal proceedings relating to the accounting adjustments announced March 17, 1992, copies of which have been provided to each of the Banks.

  2. The parties hereby acknowledge and agree that from the date of this Amendment and hereafter any reaffirmation of the representation in Section 4.01(f) regarding the absence of any material adverse change in the Borrower's condition, financial or otherwise, shall be made exclusive of the effect of, or payments under, the Memoranda of Understanding.

  3. Subsections (o) and (p) of Section 5.01 regarding the Working Capital and Tangible Net Worth covenants, respectively, are amended and restated to read as follows:

   (o) Working Capital. The Borrower will not permit Consolidated Working Capital to be less than $25,000,000 at any time; provided, however, that a reduction in Consolidated Working Capital below $25,000,000 for less than 31 days due to a prepayment using excess Unrestricted Cash Balances pursuant to
  Section 2.02(a)(ii) shall not constitute a violation of this Section 5.01(o); and provided further, that notwithstanding anything contained herein to the contrary, for purposes hereof in determining Consolidated Current Liabilities there shall be excluded all charges and payments to be made under the Memoranda of Understanding.

   (q) Tangible Net Worth. The Borrower will not permit Consolidated Tangible Net Worth at any time to be less than $100,000,000; provided, however, that notwithstanding anything contained herein to the contrary, for purposes of determining compliance with this covenant there shall be excluded all charges and payments to be made under the Memoranda of Understanding.

  4. A new subsection (s) shall be added to the end of Section 6.01 to read as follows:

   (s) Memoranda of Understanding. The Borrower will not, without the prior written consent of the Majority Banks, make any payments on, under or in respect of the Memoranda of Understanding.

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  5.  The references in subsections (i) and (ii) of Section 7.01(b) to
"Sections 6.01(a), (b), (c), (f), (g), (j), (k), (l), (m) and (o)" shall be amended and restated to read "Sections 6.01(a), (b), (c), (f), (g), (j), (k),
(l), (m), (o) and (s)".

  6. The Banks hereby acknowledge receipt of the Memoranda of Understanding, and hereby waive (i) receipt of the Borrower's quarterly financial information for the third quarter of 1994 until the date 60 days after the end of such quarter, and (ii) any other Default or Event of Default which may exist on account of the execution (but not of performance which shall be subject to the terms of the Loan Agreement as amended hereby) of the Memoranda of Understanding.

  B. This Amendment shall be effective upon execution hereof by the Borrower, the Guarantors and the Majority Banks.

  C. Reference is hereby made to that amended, modified and restated guaranty agreement (the "Chambers Guaranty") dated as of March 15, 1991 given by the Borrower in connection with Letters of Credit issued or to be issued for the account of a Subsidiary. The Borrower hereby acknowledges and agrees that references in the Chambers Guaranty to "Loan Agreement" shall be deemed to be references to the Amended, Modified and Restated Loan Agreement dated as of March 15, 1991 among the Borrower, the Banks and the Agent, as amended by the First, Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth and this Ninth Amendment.

  The Borrower hereby restates and reaffirms that it unconditionally guarantees to the Agent and the Banks the payment of the Indebtedness (as such term is defined in the Chambers Guaranty) when and as the same shall become due in accordance with the terms of the Chambers Guaranty. Though not required by the terms of the Chambers Guaranty, the Borrower hereby acknowledges and consents to the changes in the Loan Agreement and the Loan Documents, as amended hereby or in connection herewith.

  D. Reference is hereby made to those Guaranty Agreements (collectively, the "Subsidiary Guaranty") dated as of March 15, 1991 and December 23, 1992 given by those parties shown as a Guarantor on the signature pages thereto and hereto, each being, directly or indirectly, a wholly-owned subsidiary of the Borrower (collectively, the "Guarantors" and individually a "Guarantor"), for the benefit of the Borrower. Each of the Guarantors hereby acknowledges and agrees that references in the Subsidiary Guaranty to "Loan Agreement" shall be deemed to be references to the Amended, Modified and Restated Loan Agreement dated as of March 15, 1991 among the Borrower, the Banks and the Agent, as amended by the First, Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth and this Ninth Amendment.

  Each of the Guarantors hereby restates and reaffirms that it unconditionally jointly and severally guarantees to the Agent and the Banks and their respective successors, indorsees,

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transferees, and assigns, the payment, when due, by acceleration or otherwise, of the Indebtedness (as such term is defined in the Subsidiary Guaranty) in accordance with the terms of the Subsidiary Guaranty Agreement; provided that, as provided therein, the liability of each Guarantor with respect to the Indebtedness so guaranteed shall not exceed the Maximum Guaranteed Amount (as defined and determined in the Subsidiary Guaranty). Though not required by the terms of the Subsidiary Guaranty, each of the Guarantors hereby acknowledges and consents to the changes in the Loan Agreement and the Loan Documents, as amended hereby or in connection herewith.

  E. The Borrower and the Guarantors will execute such additional documents as are reasonably requested by the Agent to reflect the terms and conditions of this Ninth Amendment.

  F. The Borrower hereby represents and warrants that no Default or Event of Default exists and is continuing under the Loan Agreement as of the date of, and after giving effect to, this Ninth Amendment (except as set forth in Schedule A attached hereto). It is further agreed that the Defaults and Events of Default set out in Schedule A are waived, but only through the date hereof. Except as amended hereby, all of the terms and provisions of the Loan Agreement remain in full force and effect.

  G. The Borrower agrees to pay all reasonable costs and expenses (with appropriate supporting documentation) in connection with the preparation, execution and delivery of and compliance with this Ninth Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, counsel to the Agent and the Banks.

  H. This Ninth Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Ninth Amendment to produce or account for more than one such counterpart.

  I. This Ninth Amendment and the Loan Agreement, as amended hereby, shall be deemed to be contracts made under, and for all purposes shall be construed in accordance with the laws of the State of North Carolina.


                 [Remainder of Page Intentionally Left Blank]

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  IN WITNESS WHEREOF, the parties hereto have executed this Ninth Amendment as of the date first above written.

                            CHAMBERS CLEARVIEW ENVIRONMENTAL LANDFILL, INC. CHAMBERS DEVELOPMENT COMPANY, INC.
                            CHAMBERS DEVELOPMENT EUROPE, B.V.
                            CHAMBERS DEVELOPMENT OF OHIO, INC.
                            CHAMBERS DEVELOPMENT OF VIRGINIA, INC.
                            CHAMBERS ENTERPRISES, INC.
                            CHAMBERS ENVIRONMENTAL SYSTEMS HELLAS, S.A.
                            CHAMBERS INTERNATIONAL, INC.
                            CHAMBERS LAUREL HIGHLANDS LANDFILL, INC.
                            CHAMBERS MAPLEWOOD LANDFILL, INC.
                            CHAMBERS MEDICAL TECHNOLOGIES, INC.,
                               a PA corporation formed in 1985
                            CHAMBERS MEDICAL TECHNOLOGIES, INC.,
                               a PA corporation formed in 1991
                            CHAMBERS MEDICAL TECHNOLOGIES OF
                               SOUTH CAROLINA, INC.
                            CHAMBERS NEW JERSEY LAND, INC.
                            CHAMBERS OAKRIDGE LANDFILL, INC.
                            CHAMBERS OF ASIA, LIMITED
                            CHAMBERS OF DELAWARE, INC.
                            CHAMBERS OF GEORGIA, INC.
                            CHAMBERS OF HONG KONG, LIMITED
                            CHAMBERS OF ILLINOIS, INC.
                            CHAMBERS OF INDIANA, INC.
                            CHAMBERS OF MARYLAND, INC.
                            CHAMBERS OF MASSACHUSETTS, INC.
                            CHAMBERS OF MISSISSIPPI, INC.
                            CHAMBERS OF NEW JERSEY, INC.
                            CHAMBERS OF NEW JERSEY RECYCLING, INC.
                            CHAMBERS OF PENNSYLVANIA, INC.
                            CHAMBERS OF TENNESSEE, INC.
                            CHAMBERS OF WEST VIRGINIA, INC.
                            CHAMBERS ORANGE COUNTY LANDFILL, INC.
                            CHAMBERS RESOURCES, INC.
                            CHAMBERS RICHLAND COUNTY LANDFILL, INC.
                            CHAMBERS SERVICES, INC.
                            CHAMBERS SMYRNA LANDFILL, INC.
                            CHAMBERS WASTE SYSTEMS OF SOUTH CAROLINA, INC. CHAMBERS WASTE SYSTEMS OF CALIFORNIA, INC. CHAMBERS WASTE SYSTEMS OF FLORIDA, INC. CHAMBERS WASTE SYSTEMS OF MISSISSIPPI, INC. CHAMBERS WASTE SYSTEMS OF NEW JERSEY, INC. CHAMBERS WASTE SYSTEMS OF NEW YORK, INC. CHAMBERS WASTE SYSTEMS OF NORTH CAROLINA, INC. CHAMBERS WASTE SYSTEMS OF OHIO, INC.
                            CHAMBERS WASTE SYSTEMS OF RHODE ISLAND, INC.
                            CHAMBERS WASTE SYSTEMS OF TEXAS, INC.
                            CHAMBERS WASTE SYSTEMS OF VIRGINIA, INC.
                            DAUPHIN MEADOWS, INC.
                            THE H. SIENKNECHT CO.
                            LCS SERVICES, INC.


                            By__________________________
                              John G. Rangos, Jr.,
                              Vice President of each of the
                              Companies listed above

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                            MORRIS COUNTY TRANSFER STATION, INC.
                            RAIL-IT CORPORATION
                            REMOTE LANDFILL SERVICES, INC.
                            SOUTHERN ALLEGHENIES DISPOSAL SERVICE, INC.
                            U.S. SERVICES CORPORATION
                            U.S. UTILITIES SERVICES CORPORATION
                            WILLIAM H. MARTIN, INC.
                            CDC SERVICES, INC.

                            By__________________________
                              John G. Rangos, Jr.,
                              Vice President of each of the
                              Companies listed above


                            RAIL-IT LIMITED PARTNERSHIP
                            By Rail-It Corporation, its
                            General Partner

                            By:_________________________
                               John G. Rangos, Jr., Vice President


THE BANKS

NATIONSBANK OF NORTH CAROLINA, N.A.     BANK OF AMERICA NT & SA (as
  (formerly NCNB National Bank of       successor by merger to Security
  North Carolina) in its capacity       Pacific National Bank)
  as Agent and in its individual
  capacity as a Bank                    By_________________________

By_________________________             Title______________________
      DeWitt W. King, III,
      Senior Vice President
                                        BANK ONE, COLUMBUS, NA

THE BANK OF NEW YORK                    By_________________________

By_________________________             Title______________________

Title______________________
                                        PHILADELPHIA NATIONAL BANK,
                                        incorporated as Corestates Bank, NA
NATIONAL CITY BANK
                                        By____________________________
By_________________________
                                        Title_________________________
Title______________________

                                        COMMERZBANK AKTIENGESELLSCHAFT
NATIONAL WESTMINSTER BANK USA
                                        By____________________________
By_________________________
                                        Title_________________________
Title______________________

                                        NATIONSBANK OF VIRGINIA, N.A.

                                        By____________________________
                                               DeWitt W. King, III,
                                               Senior Vice President

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PNC BANK, NATIONAL ASSOCIATION,
(formerly Pittsburgh National Bank)

By____________________________

Title_________________________


MICHIGAN NATIONAL BANK

By____________________________

Title_________________________


FLEET BANK OF MASSACHUSETTS, N.A.,
by RECOLL Management Corporation as
Attorney in Fact for the Federal
Deposit Insurance Corporation as
Receiver

By____________________________

Title__________________________

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